                                                                    EXHIBIT 99.3



CASE NAME:       KEVCO HOLDING, INC.                               ACCRUAL BASIS

CASE NUMBER:     401-40785-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                         TREASURER
---------------------------------------               --------------------------
Original Signature of Responsible Party                          Title


WILFORD W. SIMPSON                                        SEPTEMBER 30, 2002
---------------------------------------               --------------------------
Printed Name of Responsible Party                                Date


PREPARER:


/s/ Dennis S. Faulkner                                  ACCOUNTANT FOR DEBTOR
---------------------------------------               --------------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                        SEPTEMBER 30, 2002
---------------------------------------               --------------------------
Printed Name of Preparer                                         Date

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:   401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                SCHEDULED           MONTH                MONTH
ASSETS                                            AMOUNT            JUL-02               AUG-02              MONTH
------                                         -----------        -----------         -----------         -----------

1.      Unrestricted Cash                              232                  0                   0
2.      Restricted Cash
3.      Total Cash                                     232                  0                   0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)                              0                  0                   0
9.      Total Current Assets                           232                  0                   0
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment                  0                  0                   0
13.     Due From Insiders
14.     Other Assets - Net of Amortization      95,356,800                  0                   0
15.     Other (Attach List)                     14,496,631         14,496,631          14,496,631
16.     Total Assets                           109,853,663         14,496,631          14,496,631

POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                                 0                   0
23.     Total Post Petition Liabilities                                     0                   0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                 75,885,064         13,945,516          13,945,516
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                    328,039,345        321,188,722         321,188,722
28.     Total Pre Petition Liabilities         403,924,409        335,134,238         335,134,238
29.     Total Liabilities                      403,924,409        335,134,238         335,134,238

EQUITY

30.     Pre Petition Owners' Equity                              (294,070,746)       (294,070,746)
31.     Post Petition Cumulative Profit Or (Loss)                 (88,505,859)        (88,505,859)
32.     Direct Charges To Equity (FOOTNOTE)                        61,938,998          61,938,998
33.     Total Equity                                             (320,637,607)       (320,637,607)
34.     Total Liabilities and Equity                               14,496,631          14,496,631




This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                              SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                               ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                 SCHEDULED         MONTH              MONTH
ASSETS                                             AMOUNT          JUL-02             AUG-02              MONTH
------                                          -----------      -----------       -----------         -----------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                              0                0                 0

A.      Goodwill: SSS                             6,097,280
B.      Goodwill: Bowen                          13,569,437
C.      Goodwill: BTE                             1,657,846
D.      Goodwill: Shelter                        74,032,237
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                          95,356,800                0                 0

A.      Investment in Subsidiaries               14,496,631       14,496,631        14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                    14,496,631       14,496,631        14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                     0                 0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)            199,539,345      192,688,722       192,688,722
B.      10 3/8% Senior Sub. Notes               105,000,000      105,000,000       105,000,000
C.      Sr. Sub. Exchangeable Notes              23,500,000       23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                          328,039,345      321,188,722       321,188,722

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:   401-40785-BJH-11


INCOME STATEMENT

                                                 MONTH              MONTH                               QUARTER
REVENUES                                        JUL-02             AUG-02             MONTH              TOTAL
--------                                     ------------       ------------       ------------       ------------
1.    Gross Revenues                                                                                             0
2.    Less: Returns & Discounts                                                                                  0
3.    Net Revenue                                       0                  0                                     0

COST OF GOODS SOLD

4.    Material                                                                                                   0
5.    Direct Labor                                                                                               0
6.    Direct Overhead                                                                                            0
7.    Total Cost Of Goods Sold                          0                  0                                     0
8.    Gross Profit                                      0                  0                                     0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                             0
10.   Selling & Marketing                                                                                        0
11.   General & Administrative                                                                                   0
12.   Rent & Lease                                                                                               0
13.   Other (Attach List)                                                                                        0
14.   Total Operating Expenses                          0                  0                                     0
15.   Income Before Non-Operating
      Income & Expense                                  0                  0                                     0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                   0                  0                                     0
17.   Non-Operating Expense (Att List)                  0                  0                                     0
18.   Interest Expense                                                                                           0
19.   Depreciation / Depletion                                                                                   0
20.   Amortization                                                                                               0
21.   Other (Attach List)                               0                  0                                     0
22.   Net Other Income & Expenses                       0                  0                                     0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                          0
24.   U.S. Trustee Fees                                                                                          0
25.   Other (Attach List)                                                                                        0
26.   Total Reorganization Expenses                     0                  0                                     0
27.   Income Tax                                                                                                 0
28.   Net Profit (Loss)                                 0                  0                                     0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11


CASH RECEIPTS AND                                MONTH             MONTH                             QUARTER
DISBURSEMENTS                                   JUL-02            AUG-02             MONTH            TOTAL
-----------------                            ------------      ------------       ------------     ------------
1.    Cash - Beginning Of Month                         0                 0                                   0

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Interco. Transfer)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts                      0                 0                                   0
10.   Total Receipts                                    0                 0                                   0
11.   Total Cash Available                              0                 0                                   0

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)                               0                 0                                   0
26.   Total Operating Disbursements                     0                 0                                   0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements                               0                 0                                   0
32.   Net Cash Flow                                     0                 0                                   0
33.   Cash - End of Month                               0                 0                                   0

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




CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 4

CASE NUMBER:   401-40785-BJH-11

                                                SCHEDULED            MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT              JUL-02              AUG-02              MONTH
-------------------------                      ----------          ----------          ----------          ----------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                          0                   0                   0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                          0                   0                   0

AGING OF POST PETITION                                        MONTH: AUGUST-02
TAXES AND PAYABLES                                                  ----------

                                  0 - 30             31 - 60           61 - 90              91 +
TAXES PAYABLE                      DAYS               DAYS               DAYS               DAYS               TOTAL
-------------                  ------------       ------------       ------------       ------------       ------------
1.   Federal                                                                                                          0
2.   State                                                                                                            0
3.   Local                                                                                                            0
4.   Other (Attach List)                  0                  0                  0                  0                  0
5.   Total Taxes Payable                  0                  0                  0                  0                  0
6.   Accounts Payable                                                                                                 0

                                                                MONTH: AUGUST-02
                                                                      ----------

STATUS OF POST PETITION TAXES

                                BEGINNING TAX      AMOUNT WITHHELD                            ENDING TAX
    FEDERAL                       LIABILITY *       AND/OR ACCRUED      (AMOUNT PAID)         LIABILITY
--------------------------     ---------------     ---------------     ---------------     ---------------
1.   Withholding **                                                                                      0
2.   FICA - Employee **                                                                                  0
3.   FICA - Employer **                                                                                  0
4.   Unemployment                                                                                        0
5.   Income                                                                                              0
6.   Other (Attach List)                                                                                 0
7.   Total Federal Taxes                     0                   0                   0                   0

STATE AND LOCAL

8.   Withholding                                                                                         0
9.   Sales                                                                                               0
10.  Excise                                                                                              0
11.  Unemployment                                                                                        0
12.  Real Property                                                                                       0
13.  Personal Property                                                                                   0
14.  Other (Attach List)                                                                                 0
15.  Total State And Local                   0                   0                   0                   0
16.  Total Taxes                             0                   0                   0                   0




 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
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
CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 5

CASE NUMBER:    401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH: AUGUST-02
                                                                      ----------

BANK RECONCILIATIONS                            Account # 1        Account # 2
                                                -----------        -----------
A.   BANK:                                                                         Other Accounts
B.   ACCOUNT NUMBER:                                                                (Attach List)         TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                               0
2.   Add: Total Deposits Not Credited                                                                         0
3.   Subtract: Outstanding Checks                                                                             0
4.   Other Reconciling Items                                                                                  0
5.   Month End Balance Per Books                                                                              0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                   DATE OF PURCHASE    TYPE OF INSTRUMENT    PURCHASE PRICE    CURRENT VALUE
---------------------------                   ----------------    ------------------    --------------    -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                                0

CASH

12.  Currency On Hand                                                                                                 0
13.  Total Cash - End of Month                                                                                        0

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


CASE NAME:     KEVCO HOLDING, INC.                            ACCRUAL BASIS - 6

CASE NUMBER:   401-40785-BJH-11
                                                                MONTH: AUGUST-02
                                                                      ----------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                          TYPE OF                AMOUNT              TOTAL PAID
           NAME                           PAYMENT                 PAID                 TO DATE
           ----                         ------------          ------------          ------------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                                         0                     0

                                  PROFESSIONALS

                                           DATE OF
                                         COURT ORDER                                          TOTAL             TOTAL
                                         AUTHORIZING        AMOUNT           AMOUNT          PAID TO          INCURRED
               NAME                        PAYMENT         APPROVED           PAID            DATE           & UNPAID *
               ----                     ------------     ------------     ------------     ------------     ------------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                               0                0                0                0


        * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                               SCHEDULED              AMOUNTS                TOTAL
                                MONTHLY                PAID                 UNPAID
                               PAYMENTS               DURING                 POST
NAME OF CREDITOR                 DUE                  MONTH                PETITION
-------------------          ------------          ------------          ------------
1.    Bank of America                                                      13,945,516
2.
3.
4.
5.    (Attach List)
6.    TOTAL                             0                     0            13,945,516


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
CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:   401-40785-BJH-11
                                                                MONTH: AUGUST-02
                                                                      ----------
QUESTIONNAIRE

                                                                                               YES          NO
                                                                                               ---          --
1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                                      X
2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                  X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                                     X
4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                                              X
5.      Have any Post Petition Loans been received by the debtor from any party?                             X
6.      Are any Post Petition Payroll Taxes past due?                                                        X
7.      Are any Post Petition State or Federal Income Taxes past due?                                        X
8.      Are any Post Petition Real Estate Taxes past due?                                                    X
9.      Are any other Post Petition Taxes past due?                                                          X
10.     Are any amounts owed to Post Petition creditors delinquent?                                          X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                   X
12.     Are any wage payments past due?                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



INSURANCE

                                                                                               YES          NO
                                                                                               ---          --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                                          X
2.      Are all premium payments paid current?                                                  X
3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS


  TYPE OF POLICY                      CARRIER                PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
  --------------                      -------             --------------------      --------------------------
General Liability                 Aon Risk Services          3/1/02-9/1/02          Semi-Annual        $98,598
D&O Liability                     Great American Ins.     11/1/2001-10/31/2004      Annual             $64,657

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
CASE NAME:     KEVCO HOLDING, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40785-BJH-11                               ACCRUAL BASIS

                                                           MONTH:     AUGUST-02
                                                                 --------------


   ACCRUAL
    BASIS
    FORM
   NUMBER              LINE NUMBER                  FOOTNOTE / EXPLANATION
   ------              -----------                  ----------------------

        1                  24       The direct charges to equity are due to the secured debt
        1                  32       reductions pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of Kevco
                                    Distribution, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                    401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                    (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

        1                  27A      Intercompany payables are to co-debtors Kevco Management Co.
                                    (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                    401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                    401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                                    401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11),
                                    Kevco GP, Inc. (Case No. 401-40786-BJH-11), and Kevco
                                    Components, Inc. (Case No. 401-40790-BJH-11).